UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 9, 2007

                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                  001-13279                   95-4647021
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

              6001 36th Avenue West
               Everett, Washington
                www.intermec.com                                 98203-1264
(Address of principal executive offices and internet site)       (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement  communications   pursuant  to  Rule 13e-4(c)   under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Conditions

On April 9, 2007, Intermec, Inc. issued a press release announcing revised guidance for the quarter ended April 1, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number        Description
------        -----------
99.1          Press release issued by Intermec, Inc. dated April 9, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Intermec, Inc.
                                              (Registrant)



Date: April 9, 2007                           By:  /s/ Lanny H. Michael
                                                   -----------------------------
                                                       Lanny H. Michael
                                                       Senior Vice President and
                                                       Chief Financial Officer